Exhibit 99.2

JIM BOYLE

Nevada Bar No. 8384

BEN WEST

Nevada Bar No. 8306

SANTORO, DRIGGS, WALCH,

KEARNEY, JOHNSON & THOMPSON

400 South Fourth Street, Third Floor

Las Vegas, Nevada 89101

Tel:                            702-791-0308

Fax:                           702-791-1912

Attorneys for Plaintiff

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

WELLS-GARDNER ELECTRONICS CORP.,
CASE NO.:
Plaintiff
COMPLAINT FOR VIOLATIONS OF
v.	FEDERAL AND NEVADA STATE
ANTITRUST LAWS
TOVIS CO., LTD.
and	JURY TRIAL REQUESTED
TOVIS U.S.A.,
Defendants.

Plaintiff Wells-Gardner Electronics Corp. brings this Complaint for damages and injunctive relief under the federal and Nevada state antitrust laws against Defendants Tovis Co., Ltd. and Tovis U.S.A. and, demanding a trial by jury, complains and alleges as follows:

JURISDICTION AND VENUE

1.                                           This Complaint is filed pursuant to Sections 4 and 16 of the Clayton Act (15 U.S.C. §§ 15, 26) and Nev. Rev. Stat. Ann. § 598A.210 to recover treble damages and obtain injunctive relief, as well as the costs of this suit including reasonable attorneys’ fees, against the Defendants named herein, for the injuries that Plaintiff has sustained to its business and property by reason of Defendants’ violations of the federal and Nevada state antitrust laws.

2.                     This Court has jurisdiction over the federal claims in this action pursuant to 28 U.S.C. §§ 1331 and 1337 and Sections 4 and 16 of the Clayton Act (15 U.S.C. §§ 15, 26). This Court has supplemental jurisdiction over the state law claims under 28 U.S.C. § 1367 and also under 28 U.S.C. § 1332 because the matter in controversy exceeds the sum or value of $75,000 exclusive of interest and costs and is between citizens of different States or foreign nations.

3.                     The business and acts of Defendants described herein are conducted in, and affect commerce between and among, the various states of the United States and between the United States and foreign nations and their territories. The unlawful acts of Defendants alleged hereinafter have restrained and will restrain interstate and foreign trade and commerce.

4.                     Venue is proper in this district pursuant to 15 U.S.C. § 22 and 28 U.S.C. § 1391. Defendants reside, transact business, maintain offices, have agents and/or are found within this District, and a substantial part of the events giving rise to Plaintiff’s claims occurred within this District.

THE PARTIES

5.                     Plaintiff Wells-Gardner Electronics Corporation (“Wells-Gardner”) is an Illinois corporation with its principal executive offices in McCook, Illinois, and additional offices in Las Vegas, Nevada. It is a global manufacturer and distributor of video display products including CRT monitors and LCDs for gaming industry use.

6.                     Defendant Tovis Co., Ltd. (“Tovis”) is a Korean corporation with its headquarters in Wonjoo City, Gangwon-Do, Korea. On information and belief, Tovis is registered to do business in the State of Nevada and has a registered agent, Dong-Hyun Jang, located at 6625 S. Valley View Blvd., Suite 200, Las Vegas, NV 89118, for the service of process. Established in 1998, Tovis competes with Wells-Gardner in the development and manufacturing of video display products, including CRT monitors and LCDs for gaming industry use. On information and belief, Poweronix, Inc. is the “authorized service center” for Tovis, located at the same address as the registered agent, and JCM American Corporation is the “representative” of Tovis, located at 925 Pilot Road, Las Vegas, NV 89119.

7.             Defendant Tovis U.S.A. (“Tovis USA”) is, on information and belief, a Nevada corporation that is wholly owned by Tovis Co., Ltd., and is Tovis’ “branch office” located at 6625 S. Valley View Blvd., Suite 200, Las Vegas, NV 89118.

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VIDEO DISPLAY PRODUCTS FOR GAMING MACHINES

8.                     The relevant product market is the manufacture and distribution of cathode ray tube (“CRT”) monitors and Liquid Crystal Displays (“LCDs”) commonly called “Video Display Products” for use in Class II and III gaming machines and any relevant submarkets within that product market. While video display products have a wide variety of uses in all industries, the multiple levels of regulatory approvals necessary for manufacturers and for the components in gaming machines (discussed further below) as well as other industry-specific factors limit the relevant product market to manufacturers and distributors of such products for the gaming industry. During the last twelve months, there has been a major transition within the gaming industry in moving from CRT monitors to LCDs for gaming machines.

9.             Within the United States there are two types of approved gaming machines. Class III gaming machines represent around ninety-five percent of gaming machines sold in the United States and essentially all of the gaming machines sold overseas. They are gaming machines that have been approved by individual state governments or foreign jurisdictions. Class III gaming machines are the type of machines used in casinos in Las Vegas, Atlantic City, and most other parts of the country and as well as in casinos and other locations around the world. Class II gaming is unique to the United States and is bingo-based gaming allowed in those states that have not approved general gaming such as Oklahoma and Texas. Class II gaming machines represents only five percent of the U.S. market.

10.                  The relevant geographic market for video display products used in Class III gaming machines is global and relevant geographic submarkets contained within that global marketplace, while the geographic market for such products used in Class II gaming machines is the United States and relevant geographic submarkets contained within that marketplace. Gaming generally and the sale of Class III gaming machines to casinos and other machine operators is a worldwide phenomenon. Although approval of gaming machines — including each major component such as the CRT monitor or LCD — is required by the regulatory regimes in each state of the United States and in each overseas gambling jurisdiction, manufacturers ///

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generally do not make different models of their machines for different jurisdictions (with the exception of Class II gaming machines, which are only sold in the United States).

11.                  There are only three principal competitors in the business of supplying video display products for use in gaming machines. Two of them are based in Korea: Defendant Tovis and another company called Kortek (formerly known as Seju Electronics), located nearby. The other principal competitor is Plaintiff Wells-Gardner, based in the United States. Upon information and belief, the market share of each company is approximately 30%.

12.                  To be a successful competitor in the video display products market for gaming machines, it is essential to offer products that have an established track record of being approved by the relevant gaming regulatory authorities (as discussed further below) as well as that are produced with low costs and highly efficient manufacturing operations. These latter efficiencies result, in important part, from economies of scale. A significant reduction in sales volume would increase the per-unit cost of CRT monitors or LCDs and decrease a manufacturer’s ability to compete.

13.                  There are relatively few significant manufacturers of gaming machines (and thus relatively few purchasers of the component video display products for such machines). The largest is International Gaming Technology (“IGT”), followed by Aristocrat, WMS, Bally, GTech, Konami, Franco, Unidesa and Atronic. These companies account for approximately ninety percent of the machines sold in the global gaming market and, in turn, ninety percent of the customer base in the video display products market used in such machines, worldwide. A loss of contracts with these customers would significantly reduce the Plaintiff’s revenues and profitability and could endanger its continuing financial viability.

14.           Government regulation constitutes a substantial barrier to entry into the gaming machine business, and in turn into the market for video display products for use in such machines. The manufacture and distribution of gaming machines are subject to extensive federal, state, local and foreign regulations. The specific regulations vary from state to state and from country to country. Virtually all of these jurisdictions require licenses, permits, documentation of qualification, including evidence of financial stability, and other forms of approval for manufacturers and distributors of gaming machines and for their key personnel. The revocation or denial of a license in a particular jurisdiction could adversely affect a company’s ability to obtain or maintain licenses in other jurisdictions. Manufacturers of gaming machines therefore seldom purchase component parts for those machines, such as CRT monitors or LCDs, from manufacturers and distributors of such components whose equipment has not previously been approved by the regulators and thus have a reputation for quality among regulators, machine manufacturers and purchasers and can reliably be expected to have their machines and related components approved in a timely manner in the future. Thus, entry into the relevant market is unlikely not only because of these regulatory and associated reputational reasons but also because of economies of scale and other structural attributes of the market.

TOVIS’ SUPRA-COMPETITIVE PRICES TO IGT

15.                  For at least the past year, Tovis has been able to maintain substantially supra-competitive prices in its sales of LCDs to International Gaming Technology (“IGT”), headquartered in Reno, Nevada, which Tovis uses to subsidize its strategy of offering discriminatorily low and/or below-cost prices to key Wells-Gardner customers in order to weaken or drive Wells-Gardner from the market.

16.                  For example, Tovis has been selling, and on information and belief, continues to sell, 19” LCDs to IGT at $660 per unit. The competitive price in the market for this LCD is at or below $600 per unit, and IGT is currently the largest manufacturer of gaming machines in the world. Nevertheless, IGT continues to pay an above-market price for no known legitimate business or technical reason.

17.                                       Despite the fact that Wells-Gardner has repeatedly offered to sell LCDs to IGT that are much lower-priced but of identical or better quality to those being sold by Tovis, Wells-Gardner has been excluded from IGT for no known legitimate business or technical reason.

TOVIS’ DISCRIMINATORILY LOW AND BELOW-COST PRICES
TO PLAINTIFF’S KEY CUSTOMERS

18.           In January 2006, Tovis bid and won a contract to supply 19” LCDs to Bally Technologies, Inc., headquartered in Las Vegas, Nevada, at $500 per unit. These LCDs are of like grade and quality to the ones that Tovis sells to IGT at $660, but are being sold at $160 less than the price to IGT and significantly less than the competitive price for such LCDs. On information and belief, the $500 price offered by Tovis is below all potentially relevant measures of its cost for such LCDs.

19.                  Tovis has also offered discriminatorily low and below-cost prices to other key customers of Wells-Gardner in an effort to weaken or drive it out of the relevant market. For example, Tovis offered to sell 17” LCDs for Class III gaming machines to the Spielo division of GTech, one of Wells-Gardner’s customers, at approximately $50 below the competitive price, forcing Wells-Gardner to drop its price to keep the business, largely eliminating its profit margin. In addition, Tovis is selling 19” CGA CRT monitors to the Class II gaming industry for $105 which is, on information and belief, below all potentially relevant measures of its cost for such monitors.

20.                  The purpose and intent of Tovis in pricing its products at these discriminatorily low and below-cost prices is to cripple or drive Wells-Gardner out of the relevant market or markets. The injury to Wells-Gardner will also harm competition in the relevant market. The inability of Wells-Gardner to continue to offer products in the relevant market will provide less choice for consumers of these products and harm the gaming industry.

21.                  The conduct complained of herein affects interstate and foreign commerce. Plaintiff provides services throughout the United States, including Nevada, and overseas. Defendants sell their products throughout the United States and overseas.

COUNT I
DISCRIMINATORY PRICING
(Robinson-Patman Act)

22.                  Plaintiff realleges and specifically incorporates by reference herein the allegations of Paragraphs 1-21.

23.                  Tovis, which is engaged in interstate commerce, in the course of that commerce, has discriminated in price between different purchasers of commodities of like grade and quality (to wit, CRT monitors and LCDs) with respect to purchases of such commodities for use or resale in the gaming business in the United States.

24.                  The effect of such discrimination has been and may be substantially to lessen competition, tend to create a monopoly, and to injure, destroy, and prevent competition with Tovis by harming Wells-Gardner, a direct competitor of Tovis, in violation of Section 2(a) of the Robinson-Patman Act, 15 U.S.C. § 13.

25.                  The discriminatorily low prices complained of are, on information and belief, below an appropriate measure of Tovis’ costs, and the competitor has a reasonable possibility of recouping its investment in below-cost prices by protecting existing monopolistic prices and/or by allowing Tovis to raise prices above competitive prices in the future.

26.                  Tovis has bid below all potentially relevant measures of its cost on contracts to supply LCD monitors to Bally and others.

27.                  Tovis has recouped and will continue to subsidize and recoup its losses from its discriminatorily and predatorily low prices by being able to maintain supra-competitive prices to IGT (the largest manufacturer of gaming machines, where Tovis has successfully excluded Wells-Gardner) or being able to raise future prices above competitive levels.

28.                  By targeting Wells-Gardner’s key customers, such as Bally, and obtaining supply contracts with them through discriminatorily low and below-cost prices, Tovis will weaken or drive its rival, Plaintiff Wells-Gardner, out of the market and/or raise Plaintiff’s costs and allow Tovis illegally to create and/or maintain monopoly power in the relevant market.

29.                  Plaintiff has sustained, and is threatened with, injury to its business and property by reason of Defendants’ violations of the federal antitrust laws in an amount to be determined at trial.

COUNT II
ATTEMPT TO MONOPOLIZE

(Sherman Act)

30.                  Plaintiff realleges and specifically incorporates by reference herein the allegations of Paragraphs 1-29.

31.                  Tovis has attempted to monopolize the market for video display products for Class III gaming machines throughout the world and Class II gaming machines in the United States by engaging in predatory and anticompetitive conduct with a specific intent to monopolize and a dangerous probability of achieving monopoly power in that market, in violation of Section 2 of the Sherman Act, 15 U.S.C. § 2.

32.           Plaintiff has sustained, and is threatened with, injury to its business and property by reason of Defendants’ violations of the federal antitrust laws in an amount to be determined at trial.

COUNT III
UNFAIR TRADE PRACTICES

(Nevada Unfair Trade Practices Act)

33.                  Plaintiff realleges and specifically incorporates by reference herein the allegations of Paragraphs 1-32.

34.                  Tovis has conducted activity in the State of Nevada that constitutes an unlawful contract, combination or conspiracy in restraint of trade within the meaning of Nev. Rev. Stat. Ann. § 598A.060(1) by attempting to monopolize trade or commerce in the state.

35.                  Plaintiff has sustained, and is threatened with, injury to its business and property in an amount in excess of $75,000 exclusive of interest and costs, by reason of Defendants’ violations of the Nevada Unfair Trade Practices Act in a specific amount to be determined at trial.

COUNT IV
TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS

(Nevada State Law)

36.                  Plaintiff realleges and specifically incorporates by reference herein the allegations of Paragraphs 1-35.

37.                  Defendants’ actions described above have resulted in the termination of, and have interfered with Plaintiff’s ability to perform under, its then-current contractual relations with Bally and other customers, and were willful, intentional, and malicious, and were taken knowingly with the intent to disrupt Plaintiff’s business relationships with individual customers, which were known to the Defendants, and to deter or prevent such individual customers from purchasing products from Plaintiff in the future.

38.                  Defendants’ actions were unlawful and improper under state and federal antitrust law, and were unsupported by any privilege or justification.

39.                  Defendants thereby intentionally and improperly interfered, and are continuing to intentionally and improperly interfere, with Plaintiff’s current and prospective contractual relations with its customers in Nevada and elsewhere, that are critical to the ability of Plaintiff to compete in the market for gaming machine video equipment in Nevada and elsewhere.

40.                  Plaintiff has sustained, and is threatened with, injury to its business and property in excess of $75,000 exclusive of interest and costs, by reason of Defendants’ violations of the Nevada laws in an amount to be determined at trial.

WHEREFORE, Plaintiff prays for judgment as follows:

A.                   A preliminary and permanent injunction enjoining the Defendants, their agents, servants, employees, consultants, attorneys, affiliates, franchisers, franchisees, successors and assigns; and any other individual or entity within their control or supervision, or aiding or assisting them, to cease and desist from discriminating in price, attempting to monopolize, and tortiously interfering with the Plaintiff.

B.             Under Counts I, II and III (the federal and state antitrust counts): (a) money damages trebled under the antitrust laws plus pre- and post-judgment interest and attorneys’ fees and costs; and (b) a preliminary and permanent injunction ordering certain Defendants and other parties to cease and desist, preliminarily during the pendency of this action and permanently thereafter, from further illegal acts as alleged in this Complaint.

C.                    For general money and applicable statutory damages under Counts IV, plus pre- and post-judgment interest;

D.            For punitive damages;

E.             For Attorneys’ fees; and

F.             For such other and further relief as the Court may deem appropriate.

JURY DEMAND

Plaintiffs hereby demand a trial by jury on all matters presented herein.

DATED this 1 day of May, 2006.

SANTORO, DRIGGS, WALCH, KEARNEY, JOHNSON & THOMPSON

JIM BOYLE
Nevada Bar No. 8384
BEN WEST
Nevada Bar No. 8306
400 South Fourth Street, Third Floor
Las Vegas, Nevada 89101
Tel: 702-791-0308
Fax: 702-791-1912

Attorneys for Plaintiff

William M. Hannay

SCHIFF HARDIN LLP

6600 Sears Tower

Chicago, IL 60606-6473

Tel:                            312-258-5617

Fax:                           312-258-5600

Of Counsel